Label	Element	Value
Neuberger Berman Option Strategy ETF | Return of Capital Risk [Member]
Prospectus [Line Items]	oef_ProspectusLineItems
Risk [Text Block]	oef_RiskTextBlock	Return of Capital Risk. The Fund expects to make monthly distributions regardless of its performance and seeks to maintain relatively stable monthly distributions although the income earned by the Fund might vary from month-to-month. As a result, all or a portion of such distributions may represent a return of capital for tax purposes. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund.